SUPPLEMENT DATED JUNE 4, 2009 TO THE PROSPECTUS DATED JUNE 3, 2009

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 589

        CLOSED-END NEW YORK MUNICIPAL PORTFOLIO, SERIES 10 (THE "TRUST")

                               FILE NO. 333-159153

   Notwithstanding anything to the contrary in the Prospectus, the Company Name of the security with ticker symbol "NNF" listed in the Trust Portfolio on page 8 of the Prospectus is:

             Nuveen Insured New York Premium Income Municipal Fund.

   The Percentage of Aggregate Offer Price, Initial Shares, Per Share Price and Cost To Portfolio as of the Inception Date, June 3, 2009, are as listed in the Trust Portfolio under ticker symbol "NNF."


                        Please keep for future reference.